UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 9, 2014 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

Suite 720, 789 West Pender Street, Vancouver, British Columbia, Canada V6C 1H2
(Address of principal executive offices) (Zip Code)

(604) 669-6227
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On June 9, 2014, NOVAGOLD RESOURCES INC. (the “Company”) issued a press release entitled “NOVAGOLD Announces Extension of Donlin Gold Surface Use Agreement with The Kuskokwim Corporation.”

The press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On June 6, 2014, Donlin Gold LLC (“Donlin Gold”) and The Kuskokwim Corporation (“TKC”) executed an amendment to the Surface Use Agreement.  The Surface Use Agreement with TKC, which owns the surface estate of the remaining lands, grants non-exclusive surface use rights to Donlin Gold for mining activities.  The amendment provides for the following:

•
Extends the Surface Use Agreement to coincide with the Donlin Gold project projected mine life with provisions for a further extension, should mine production continue beyond the originally projected mine life;

•	Direct compensation to TKC through payments for project milestones, annual surface use and mine operation;
•	A coordinated and consultative approach between Donlin Gold and TKC regarding annual project planning, reclamation as well as preparation of a subsistence harvest plan for affected surface lands;
•
Gives preference to TKC for contracts, hiring and training TKC shareholders, as well as funding scholarships and working with federal, state and local entities to help create and fund a training facility in the region; and

•	Commits to an exclusive contract with TKC for the construction and operations of an upriver port site.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release of NOVAGOLD RESOURCES INC. dated June 9, 2014 entitled “NOVAGOLD Announces Extension of Donlin Gold Surface Use Agreement with The Kuskokwim Corporation.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2014	NOVAGOLD RESOURCES INC.

	By:	/s/ David Ottewell
David Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of NOVAGOLD RESOURCES INC. dated June 9, 2014 entitled “NOVAGOLD Announces Extension of Donlin Gold Surface Use Agreement with The Kuskokwim Corporation.”